UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: October 12, 2026
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CARPENTER TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	1-5828 (Commission File Number)	23-0458500 (I.R.S. Employer Identification Number)
1735 Market Street Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)
(610) 208-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or required to be registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of James D. Dee

On October 12, 2026, James D. Dee, Senior Vice President, General Counsel and Secretary of Carpenter Technology Corporation (the “Company”), notified the Company of his decision to retire, effective December 31, 2026 (the “Retirement Date”). Mr. Dee will remain employed by the Company in his role as Senior Vice President, General Counsel and Secretary through the Retirement Date to support an orderly transition. Mr. Dee’s decision to retire was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Jed S. Freeman

The Board of Directors of the Company has appointed Jed S. Freeman, the Company’s current Deputy General Counsel, to the position of Vice President, General Counsel and Secretary of the Company, effective January 1, 2027, following Mr. Dee’s retirement.

Mr. Freeman joined the Company in 2007 and currently serves as Deputy General Counsel, where he has responsibility for a broad range of legal, regulatory, compliance, real estate and employment matters. Prior to joining the Company, Mr. Freeman was a litigation attorney for over fourteen years, where he litigated actions involving complex commercial, employment, workers’ compensation and other civil law matters. Mr. Freeman earned an undergraduate degree from Rutgers University and a Juris Doctor degree from Saint Louis University School of Law.

Mr. Freeman does not have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Freeman and any other persons pursuant to which Mr. Freeman was selected to his position. Neither Mr. Freeman nor any related person of Mr. Freeman has a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party.

Item 7.01 – Regulation FD Disclosure.

A copy of the press release announcing the retirement of Mr. Dee and appointment of Mr. Freeman is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.
(d): Exhibits:

Exhibit No.	Description
99.1	Press Release Dated October 14, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

	By:	/s/ Timothy Lain
	Name:	Timothy Lain
	Title:	Senior Vice President and Chief Financial Officer
Date: October 15, 2026